UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

LIBERTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-51992	20-4447023
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

16 West Franklin Street, Liberty, Missouri
(Address of principal executive offices)

 (816) 781-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 20, 2007, Liberty Bancorp, Inc. (the “Company”) announced that its Board of Directors had approved a second stock repurchase program to acquire up to 222,048 shares, or 5% of the Company’s outstanding common stock, in addition to the 476,119 shares previously authorized for repurchase by the Board of Directors on August 6, 2007.  Since the announcement of its previous stock repurchase program on August 6, 2007, the Company has repurchased 320,230 shares.  The press release announcing the completion and authorization of the stock repurchase programs is filed as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release Dated December 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2007	By:	/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer